Exhibit 10.1 Second Amendment to Credit Agreement
SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of May 27, 2020, is entered into among Raymond James Financial, Inc., a Florida corporation (the “RJF”), Raymond James & Associates, Inc., a Florida corporation (“RJA” and together with RJF, each a “Borrower” and collectively the “Borrowers”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Lenders, the Swing Line Lenders and the Administrative Agent, entered into that certain Credit Agreement, dated as of February 19, 2019 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is amended to add the following definitions in the appropriate alphabetical order to read as follows:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning set forth in Section 11.20.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning set forth in Section 11.20.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Supported QFC” has the meaning set forth in Section 11.20.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential

Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.S. Special Resolution Regimes” has the meaning set forth in Section 11.20.

(b)The definition of “Bail-In Action” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

(c)The definition of “Bail-In Legislation” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(d)The definition of “Consolidated Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Consolidated Funded Indebtedness” means, without duplication, (a) all obligations of RJF and its Subsidiaries for all Indebtedness created, assumed or incurred in any manner by RJF and its Subsidiaries representing money borrowed (including by the issuance of debt securities), including borrowings at variable interest entities (to the extent recourse to RJF or any of its Subsidiaries), (b) all Indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (c) all Indebtedness secured by any Lien upon property of RJF and its Subsidiaries, whether or not RJF and its Subsidiaries has assumed or become liable for the payment of such Indebtedness, (d) all Attributable Indebtedness of RJF and its Subsidiaries, (e) all obligations of RJF and its Subsidiaries on or with respect to drawn letters of credit and bankers’ acceptances, (f) all obligations of RJF and its Subsidiaries evidenced by bonds, debentures, notes or similar instruments, (g) all Indebtedness for borrowed money of any other Person which is directly or indirectly guaranteed by RJF or any of its Subsidiaries or which RJF or any of its Subsidiaries has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which RJF or any of its Subsidiaries has otherwise assured a creditor against loss and (h) all guarantees of RJF and its Subsidiaries in respect of the foregoing; provided, however, that Consolidated Funded Indebtedness shall not include (i) accounts payable incurred in the ordinary course of business, (ii) short term Indebtedness of broker dealer Subsidiaries of RJF incurred in the ordinary course of business, (iii) obligations of RJF or its Subsidiaries related to hedge obligations incurred in the ordinary course of business and (iv) borrowings by Raymond James Bank National Association from Federal Home Loan Bank and Federal Reserve Bank.

(e)The definition of “Write-Down and Conversion Powers” in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(f)Section 5.14 of the Credit Agreement is hereby amended in its entirety to read as follows:

5.14 Affected Financial Institution; Covered Entity.

Such Borrower is not (a) an Affected Financial Institution or (b) a Covered Entity.

(g)Section 9.07 of the Credit Agreement is hereby amended to add a new sentence at the end of such Section to read as follows:

Each Lender represents and warrants that (a) the Loan Documents set forth the terms of a commercial lending facility and (b) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing.

(h)Section 11.17 of the Credit Agreement is hereby amended in its entirety to read as follows:

11.17 Electronic Execution; Electronic Records.

(a) The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart. For the avoidance of doubt, the authorization under this paragraph may include use or acceptance by the Administrative Agent and each Lender of a manually signed paper document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”) which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

(b) Each Borrower hereby acknowledges the receipt of a copy of this Agreement and all other Loan Documents. The Administrative Agent and each Lender may, on behalf of the Borrower, create a microfilm or optical disk or other electronic image of this Agreement and any or all of the other Loan Documents. The Administrative Agent and each Lender may store the electronic image of this Agreement and the other Loan Documents in its electronic form and then destroy the paper original as part of the Administrative Agent’s and each Lender’s normal business practices, with the electronic image deemed to be an original and of the same legal effect, validity and enforceability as the paper originals.

(i)Section 11.19 of the Credit Agreement is hereby amended to (i) replace each reference to “EEA Financial Institution” with “Affected Financial Institution and (ii) replace each reference to “an EEA Resolution Authority” with “the applicable Resolution Authority”.

(j)Article XI of the Credit Agreement is hereby amended to insert a new Section 11.20 at the end of such Article to read as follows:

11.20 Acknowledgement Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under such U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under such U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

2. Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrowers, the Required Lenders and the Administrative Agent.

3. Miscellaneous.

(a)The Credit Agreement and the obligations of each Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)Each Borrower hereby represents and warrants as follows:

(i)The execution, delivery and performance by such Borrower of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not (A) contravene the terms of any of such Borrower’s Organization Documents; (B) conflict with or result in any breach or contravention of or require any payment to be made under (1) any material Contractual Obligation to which such Borrower is a party or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (C) violate any Law.

(ii)This Agreement has been duly executed and delivered by such Borrower and constitutes such Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding on equity or law.

(iii)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Borrower of this Agreement other than those that have already been obtained and are in full force and effect.

(c)Each Borrower further represents and warrants to the Lenders that (i) the representations and warranties of such Borrower set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (other than those representations and warranties qualified by materiality, in which case they are true and correct in all respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (other than those representations and warranties qualified by materiality, in which case they were true and correct in all respects) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:
RAYMOND JAMES FINANCIAL, INC.,
a Florida corporation

By: /s/ Paul M. Shoukry
Name: Paul M. Shoukry
Title: Chief Financial Officer and Treasurer

RAYMOND JAMES & ASSOCIATES, INC.,
a Florida corporation

By: /s/ Tash S. Elwyn
Name: Tash S. Elwyn
Title: Chief Executive Officer and President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Teresa Weirath
Name: Teresa Weirath
Title: Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:
BANK OF AMERICA, N.A.,
as a Lender and a Swing Line Lender

By: /s/ Sherman Wong
Name: Sherman Wong
Title: Director

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender and a Swing Line Lender

By: /s/ Patrick Marsh
Name: Patrick Marsh
Title: Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and a Swing Line Lender

By: /s/ Victoria Teterceva
Name: Victoria Teterceva
Title: Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

REGIONS BANK,
as a Lender and a Swing Line Lender

By: /s/ Hichem Kerma
Name: Hichem Kerma
Title: Managing Director

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and a Swing Line Lender

By: /s/ Chris Doering
Name: Chris Doering
Title: SVP

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK,
as a Lender and a Swing Line Lender

By: /s/ Max N. Greer III
Name: Max N. Greer III
Title: Senior Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and a Swing Line Lender

By: /s/ Alaa Shraim
Name: Alaa Shraim
Title: Senior Vice President

RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON,
as a Lender

By: /s/ Matthew W. Thigpen
Name: Matthew W. Thigpen
Title: Vice President
RAYMOND JAMES FINANCIAL INC.
RAYMOND JAMES & ASSOCIATES, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT